--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                 November 26, 1997

Dear Shareholder,

  We are pleased to present to shareholders of The Emerging Germany Fund Inc. the Fund's report for the quarter ended September 30, 1997.

  The German economy was supported by strong exports and low inflation in the third quarter 1997, despite the persistence of the unemployment problem. Though the German market could not sustain the record levels reached in July, it overcame the mainly currency-related trading volatility of the summer to gain 8.3% in local currency terms over the quarter.

  At September 30, 1997, the Fund had net assets of $187.8 million, or $13.40 per share, compared with $171.5 million or $12.24 per share at the beginning of the quarter. In the third quarter 1997, the Fund's net asset value and market price returned 9.5% and 7.2%, respectively, compared with a rise in the DAX100 Index ("DAX100") of 6.8% in dollar terms.

  At September 30, 1997, the Fund's invested position comprised 96% of net assets and consisted of 37 common stocks and 5 preferred stocks. In July 1997, the Fund acquired its first position outside Germany, purchasing stock in the French insurance company Assurances Generales de France.

  We wish to inform you that, in connection with a reorganization of the institutional asset management business of the Dresdner Bank Group outside Germany, the Fund's Manager has changed its name to Dresdner RCM Global Investors LLC ("Dresdner RCM").

  We thank our shareholders for their continued interest and support.

                                   Sincerely,

   [SIGNATURE]                             [SIGNATURE]
Rolf Passow                                William S. Stack
Chairman                                   President

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                             MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

STOCK MARKET REVIEW

  The German market reached a new high at the end of July, with the DAX100 recording an increase of 51.1% over the first seven months of the year. The rally was followed by volatile trading until the end of September, partly due to the volatility of the dollar after its peak in August, as well as expectations of higher German interest rates ahead of monetary union, and certain corporate disappointments. The DAX100 gained more than 8% in local currency during the third quarter and was up 42.1% over the first nine months of the year.

  The strong third-quarter performance was driven mainly by the financial sector. The mergers of Bayerische Vereinsbank and Bayerische Hypotheken- und Wechsel-Bank (Hypo-Bank), along with the merger of the insurers Victoria Versicherung and Hamburg Mannheimer Versicherung, triggered a rally in banking and insurance stocks. The banking sector gained 29.3%, while the insurance sector was up more than 15%. The technology sector outperformed the market by some 13%, mainly because of the strong results of SAP. On the other hand, machinery and retail stocks were up 3% while the remaining sectors were nearly unchanged.

  The recent currency crisis in Southeast Asia and Brazil led to a sharp decline in share prices around the world. Despite the recent turmoil in markets worldwide, Dresdner RCM's outlook for the German equity market remains positive. Strong fundamentals, ongoing corporate restructuring and a developing equity culture should continue to drive the market and support the growth potential of German companies.

ECONOMY

  The German economy continues to show diverging developments in many important areas. GDP is growing at a very healthy pace, but the labor market is not recovering. The external sector remains strong, but domestic demand is still quite weak. The manufacturing sector continues to strengthen as new orders have risen steadily since May, driven mainly by exports. A substantial portion of these exports goes to Eastern Europe, the U.S. and the United Kingdom, which are the current engines of growth, but exports to France and Italy also seem to be picking up. In August, the dollar rose to DM 1.88 but declined to DM 1.77 by the end of the third quarter.

  Despite a much weaker currency and a second year of low wage agreements, German companies continue to invest massively outside Germany. The labor market seems to have completely decoupled from economic development. Despite GDP growth of some 2.5%, the unemployment rate rose steadily to 11.7% at the end of the third quarter. On October 9, the Bundesbank raised the repurchase rate from 3.0% to 3.3%, primarily because of concerns about slightly rising inflation due to the weakness of the DM, and as a preliminary step to aligning European rates ahead of monetary union. Money market rates in the future EMU participants must be brought into line by the end of 1998. The Fund's Manager expects that rates for three months' money will rise to 4%-4.5% by the end of 1998 and that, in spite of the Bundesbank's decision to begin reversing its long-time policy of monetary accommodation, long-term interest rates will increase only marginally. Some inflation fears were stilled after September consumer price index numbers came in lower than expected at 1.8% year-over-year. We believe that the German economy is likely to continue to strengthen in 1998. The government's council of economic advisers expects GDP growth to accelerate to 2.5% in 1997 and 3% in 1998.

PORTFOLIO STRATEGY AND REVIEW

  During the third quarter, the Fund's net asset value and market price increased by 9.5% and 7.2%, respectively, compared with a rise in dollar terms of 6.8% in the DAX100, and 6.6% in the MSCI Germany Index. In the first nine months of the year the Fund's NAV and market price rose by 25.7% and 36.9%, respectively, compared with a rise of 23.7% in the DAX100 and 24.7% in the MSCI Germany. At the beginning of the third quarter, the Fund continued to increase its weighting in the financial sector by increasing its holdings of Allianz, Deutsche Bank, Commerzbank and Deutsche Pfandbrief- und Hypothekenbank, and by acquiring a new position in Aachener & Munchener Beteiligung (AMB). The Fund acquired its first position outside Germany by buying shares of the French insurer Assurances Generales de France (AGF). AGF offers life, health, property and casualty insurance and has sizeable minority investments in banking. AMB is an insurance and financial services holding company that offers life, health, property and casualty insurance, reinsurance and savings products worldwide. At the end of the third quarter, Allianz represented the largest position in the Fund's portfolio.

  The substantial weighting in the financial sector maintained since the second quarter was primarily responsible for the Fund's outperformance in the third quarter. In particular, Bayerische Vereinsbank's and Hypo-Bank's shares rose by approximately 44% in the third quarter. After strong performance in the automobile industry, we gradually reduced our high weightings in Volkswagen and Daimler-Benz. Volkswagen's announcement of a rights issue without a clearly defined use of proceeds led us to reduce our Volkswagen position significantly.

  We remain overweighted in financial sector companies as a result of their strong focus on increasing profitability, continuing global expansion and the trend towards more concentration on core business activities. Continued speculation about mergers and acquisitions should also lead to higher valuations in this sector.

  Dresdner RCM believes that relatively low long-term interest rates, low inflation and positive exchange rates despite the current volatility make for a limited downside risk after the recent significant correction, and should support higher share prices into 1998.

  Stocks of the following companies represented the Fund's ten largest positions at September 30, 1997:

                                                                                       MARKET VALUE    PERCENT OF
COMPANY                                                                                   IN USD       NET ASSETS
------------------------------------------------------------------------------------  --------------  -------------
Allianz AG Holding..................................................................  $   18,093,204          9.6%
SAP AG..............................................................................      11,574,048          6.2
Deutsche Bank AG....................................................................      10,207,685          5.4
Siemens AG..........................................................................      10,131,006          5.4
Munchener Ruckversicherungs-Gesellschaft AG.........................................       9,259,521          4.9
Bayerische Vereinsbank AG...........................................................       8,726,162          4.6
RWE AG..............................................................................       7,261,898          3.9
BASF AG.............................................................................       7,220,870          3.9
Adidas AG...........................................................................       6,505,008          3.5
Bayer AG............................................................................       5,971,648          3.2
                                                                                      --------------          ---
                                                                                      $   94,951,050         50.6%
                                                                                      --------------          ---
                                                                                      --------------          ---

PERCENT OF NET ASSETS BY INDUSTRY

                                                                                                        PERCENT OF
INDUSTRY CLASS                                                                                          NET ASSETS
-----------------------------------------------------------------------------------------------------  -------------
Automotive Related...................................................................................          8.2%
Banking..............................................................................................         15.9
Building and Construction............................................................................          1.4
Chemicals and Textiles...............................................................................         11.0
Drugs and Hospital Supplies..........................................................................          0.7
Electrical Equipment.................................................................................          1.5
Household/Related Non-Durables.......................................................................          6.6
Industrial Equipment.................................................................................         10.5
Insurance............................................................................................         17.6
Other Consumer Durables..............................................................................          0.9
Raw and Basic Materials..............................................................................          4.2
Technology Services..................................................................................          6.2
Transportation Services..............................................................................          1.4
Utilities............................................................................................          9.9
                                                                                                               ---
                                                                                                              96.0%
                                                                                                               ---
                                                                                                               ---

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
INVESTMENTS IN SECURITIES AND NET ASSETS
SEPTEMBER 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------------------------
 SHARES                             EQUITY INVESTMENTS                               MARKET VALUE

-------------------------------------------------------------------------------------------------

CONSUMER DURABLES SECTOR--9.1%
        AUTOMOTIVE RELATED--8.2%
 100,000 Continental AG............................................................. $  2,573,142
  50,000 Daimler-Benz AG............................................................    4,125,403
   2,000 Porsche AG - Pfd...........................................................    3,480,279
   7,500 Volkswagen AG..............................................................    5,207,685
                                                                                     ------------
                                                                                       15,386,509
                                                                                     ------------
        OTHER CONSUMER DURABLES--0.9%
   7,500 Schmalbach Lubeca AG.......................................................    1,631,911
                                                                                     ------------

CONSUMER NON-DURABLES SECTOR--6.6%
        HOUSEHOLD/RELATED
          NON-DURABLES--6.6%
  50,000 Adidas AG..................................................................    6,505,008
   1,500 Hugo Boss AG Pfd...........................................................    2,037,236
  38,400 Metro AG **................................................................    1,764,518
   3,000 Wella AG...................................................................    2,130,610
                                                                                     ------------
                                                                                       12,437,372
                                                                                     ------------

CYCLICAL/CAPITAL GOODS SECTOR--28.5%
        BUILDING AND CONSTRUCTION--1.4%
   4,000 Dyckerhoff AG Pfd..........................................................    1,428,329
   4,000 Philipp Holzmann AG *......................................................    1,195,178
                                                                                     ------------
                                                                                        2,623,507
                                                                                     ------------
        CHEMICALS AND TEXTILES--11.0%
 200,000 BASF AG....................................................................    7,220,870
 150,000 Bayer AG...................................................................    5,971,648
 125,000 Hoechst AG.................................................................    5,545,810
  50,000 SKW Trostberg AG...........................................................    1,825,024
                                                                                     ------------
                                                                                       20,563,352
                                                                                     ------------
        INDUSTRIAL EQUIPMENT--10.5%
  70,000 Agiv AG *..................................................................    1,695,433
   5,000 Barmag AG *................................................................    1,338,351
  15,000 Fried. Krupp AG Hoesch-Krupp...............................................    3,111,029
  57,200 Pfeiffer Vacuum Technology AG (ADR) *......................................    1,747,949
 100,000 Rofin-Sinar Technologies *.................................................    1,675,000
 150,000 Siemens AG.................................................................   10,131,006
                                                                                     ------------
                                                                                       19,698,768
                                                                                     ------------
-------------------------------------------------------------------------------------------------
 SHARES                             EQUITY INVESTMENTS                               MARKET VALUE
-------------------------------------------------------------------------------------------------

        RAW AND BASIC MATERIALS--4.2%
  35,000 SGL Carbon AG.............................................................. $  5,139,777
  12,500 Thyssen AG.................................................................    2,914,380
                                                                                     ------------
                                                                                        8,054,157
                                                                                     ------------

        TRANSPORTATION SERVICES--1.4%
  20,238 Sixt AG....................................................................    1,923,952
  10,000 Sixt AG Pfd................................................................      724,351
                                                                                     ------------
                                                                                        2,648,303
                                                                                     ------------

HEALTHCARE SECTOR--0.7%

        DRUGS AND HOSPITAL SUPPLIES--0.7%
   7,500 Fresenius AG...............................................................    1,264,784
                                                                                     ------------

INTEREST-SENSITIVE SECTOR--43.4%

        BANKING--15.9%
  50,000 Bankgesellschaft Berlin AG.................................................    1,280,346
 150,000 Bayerische Vereinsbank AG **...............................................    8,726,162
 100,000 BHF-Bank AG................................................................    3,242,601
 125,000 Commerzbank AG **..........................................................    4,505,970
 145,000 Deutsche Bank AG...........................................................   10,207,685
  30,000 Deutsche Pfandbrief- und Hypothekenbank AG.................................    1,799,558
                                                                                     ------------
                                                                                       29,762,322
                                                                                     ------------
        INSURANCE--17.6%
 100,000 AGF Assurances Generales de France.........................................    3,960,563
  75,000 Allianz AG Holding.........................................................   18,093,204
   2,000 AMB Aachener & Munchener Beteiligungs-AG (Registered)......................    1,810,876
  27,500 Munchener Ruckversicherungs-Gesellschaft AG................................    9,259,521
                                                                                     ------------
                                                                                       33,124,164
                                                                                     ------------
        UTILITIES--9.9%
 150,000 RWE AG **..................................................................    7,261,898
  70,000 RWE AG Pfd.................................................................    2,846,189
 100,000 Veba AG....................................................................    5,842,906
   6,000 Viag AG....................................................................    2,685,078
                                                                                     ------------
                                                                                       18,636,071
                                                                                     ------------

-------------------------------------------------------------------------------------------------
 SHARES                             EQUITY INVESTMENTS                               MARKET VALUE
-------------------------------------------------------------------------------------------------
TECHNOLOGY SECTOR--7.7%
        ELECTRICAL EQUIPMENT--1.5%
  50,000 Vossloh AG................................................................. $  2,871,937
                                                                                     ------------
        TECHNOLOGY SERVICES--6.2%
  45,000 SAP AG.....................................................................   11,574,048
                                                                                     ------------
        Total Equity Investments
          (Cost $140,779,584)-- 96.0%..............................................   180,277,205
        Other Assets Less Liabilities--4.0%........................................     7,484,070
                                                                                     ------------
        Net Assets--100.00%........................................................  $187,761,275
                                                                                     ------------
                                                                                     ------------

----------------
Percentages are of net assets.

 *  Non-income producing security.

**  Part of this security is on loan.

THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Rolf Passow, Chairman*
Robert J. Birnbaum
Carroll Brown
Theodore J. Coburn
James E. Dowd**
Alfred W. Fiore
George N. Fugelsang*
Siegfried A. Kessler**
Gottfried W. Perbix**
Jacob Saliba

 * Interested person within the meaning of the Investment Company Act of 1940 ** Member, Audit Committee

--------------------------------------------------------------------------------

OFFICERS

William S. Stack, President
Barbel Lenz, Vice President
Alexandra Simou, Secretary
Caroline M. Hirst, Treasurer and Assistant Secretary
Judith W. O'Connell, Assistant Treasurer
Jennie M. Wong, Assistant Treasurer
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

--------------------------------------------------------------------------------

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND PAYING AGENT
TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL

Shaw, Pittman, Potts & Trowbridge
2300 N Street, N.W.
Washington, D.C. 20037

                         THE EMERGING GERMANY FUND INC.

                               SUMMARY OF GENERAL
                                  INFORMATION
---------------------------------------

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of THE WALL STREET JOURNAL (designation "EmergGerFd" under the letter "G"). The Fund's NYSE trading symbol is "FRG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, as well as in BARRON'S and other newspapers in a table called "Closed End Funds." Additional information about the Fund is available by calling 1-800-356-6122.

DIVIDEND REINVESTMENT PLAN

  Through the Fund's voluntary Dividend Reinvestment Plan, shareholders may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

      This report is furnished to shareholders of The Emerging Germany Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
      All references in this report to "dollars" or "$" are to United States dollars.
      Comparisons between changes in the Fund's net asset value per share and changes in the DAX100 Index should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/ dollar exchange rate.

                                     [LOGO]

                                  THE EMERGING
                               GERMANY FUND INC.

                                QUARTERLY REPORT
                               SEPTEMBER 30, 1997